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                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                               FORM 8-K/A
                            Amendment No. 1

           Current Report Pursuant to Section 13 or 15(d) of
                  The Securities Exchange Act of 1934


  Date of Report (Date of Earliest Event Reported) October 15, 2004
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                         Twin Disc, Incorporated
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        (exact name of registrant as specified in its charter)


         WISCONSIN                              39-0667110
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(State or other jurisdiction of     (IRS Employer Identification No.)
incorporation or organization)

1328 Racine Street               Racine, Wisconsin 53403
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(Address of principal executive offices)

Registrant's telephone number, including area code:    (262)638-4000
                                                       -------------
Check the appropriate below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ]  Written communications pursuant to Rule 425 under the Securities Act

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) undet the Exchange Act
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Twin Disc, Incorporated, a Wisconsin corporation (the "Company") is filing this Current Report on Form 8-K/A to amend one of the Current Reports on Form 8-K that it filed on October 15, 2004 (SEC file No. 001-07635). The Company intended to file a Current Report attaching the Company's press release announcing its impending move from the New York Stock Exchange to the NASDAQ National Market, as well as a seperate Current Report announcing financial results for the first quarter ended September 30, 2004. However, the Company inadvertently filed two identical Current Reports announcing its first quarter results. The Company hereby amends one of the Current Reports announcing its first quarter results to read as provided herein.

Item 3.01     Transfer of Common Stock Listing to NASDAQ National Market

October 15, 2004, Twin Disc, Incorporated (the "Company") announced it will begin trading its common stock on the NASDAQ National Market starting
October 21, 2004. A copy of the Company's news release dated October 15, 2004 is attached hereto as Exhibit 99.

Exhibit 9.01  Financial Statements and Exhibits

(c) Exhibits

Exhibit 99    Press release dated October 15, 2004.
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                               SIGNATURE

     Pursuant to the requirements of section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 5, 2004                          Twin Disc, Inc.
                                          /s/ Fred H. Timm
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                                          Fred H. Timm
                                          Chief Accounting Officer

                         EXHIBIT INDEX

Exhibit Number  Description

Exhibit 99 Twin Disc, Incorporated's press release dated October 15, 2004 announcing its switch to the NASDAQ National Market as of October 21, 2004.